Prospectus Supplement -- August 1, 2002*

American Express(R) Variable Portfolio Funds (Oct. 30, 2001) S-6466-99 U (10/01)

The "Principal Investment Strategies" section for AXP Variable Portfolio - Partners Small Cap Value Fund has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a non-diversified mutual fund that invests primarily in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in small capitalization companies with market capitalization of less than $2 billion, which also includes micro capitalization companies with market capitalization of less than $400 million, at the time of investment.

AEFC serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected three independent asset managers, Royce & Associates, LLC (Royce), EQSF Advisers, Inc. (Third Avenue), and National City Investment Management Company (National City) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small and micro capitalization companies that they believe are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000(R) Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Index if the stock remains attractive.

Royce
Royce uses a "value" methodology in managing its portion of the Fund. In selecting securities, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition. Royce's investments focus on small- and micro-cap securities that it believes are trading significantly below its estimate of their current worth. In selecting securities for the Fund, Royce looks for companies in the upper end of the small-cap market that:

o   have excellent business strengths, and
o   high internal rates of return and low leverage.

In the micro-cap sector (market capitalizations less than $400 million), Royce selects from a universe of more than 6,200 micro-cap companies that it believes are trading significantly below its estimate of their current worth.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Third Avenue
Third Avenue uses a "value" investment style through a disciplined bottom-up approach to identify well-financed companies at a substantial discount. Focusing on a company's fundamentals rather than macro-economic trends, Third Avenue investigates publicly available information about a company to understand its dynamics and gathers information about its management, its customers, and its competitors. In selecting securities for the Fund,

Third Avenue identifies attractive investments that exhibit the following four essential characteristics:

o High quality resources, measured by the presence of high quality assets, the absence of liabilities and strong cash flows.
o Responsible management, based on whether the company is responsive, and shares a common interest with outside, passive minority shareholders.
o Understandable business, based on company's published financials, Securities and Exchange Commission (SEC) filings and other public documents.
o Selling at a discount to the value of business were it a private company or a takeover candidate ("private market value").

Third Avenue will generally sell a security when there has been a fundamental change in the business or capital structure of the company, which significantly affects the investment's inherent value, or when the Adviser believes that the market value of an investment is over-priced relative to its intrinsic value.

National City
National City uses a value-oriented approach in managing its portion of the Fund. National City believes that statistically cheap, low multiple (low price/earnings ratio, low price/book ratio, low price/cash flow ratio) stocks can deliver a superior total return over time. To identify stocks that are truly undervalued, National City utilizes a risk-adjusted framework to determine a stock's intrinsic value.

National City believes that being correct with respect to the value, yet being too early and having to wait too long for the market to recognize the value inherent in the company is the chief pitfall of value investing. To avoid this pitfall, National City employs a timing tool, positive revisions of earnings estimates, as an indicator of when investor sentiment is beginning to improve. National City uses this tool to distinguish between value stocks that it believes are poised to outperform and those that are not.

National City will generally sell a stock based upon the following possibilities:

o   Stock hits its predetermined valuation target.
o   More attractive alternatives are available at better valuation levels.
o   Secular or cyclical changes in the industry outlook.
o   Fundamental picture for the company or industry deteriorates.
o   Change in a catalyst.
o   Stock exceeds its maximum allowable percent of the total portfolio.

During weak or declining markets, the Fund's policies permit investment of more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

The "Past Performance" section for AXP Variable Portfolio - Partners Small Cap Value Fund has been revised as follows:

PAST PERFORMANCE
The bar chart is not presented because the Fund has not had a full year of operations. The Fund became publicly available on August 14, 2001.

The information in the table that follows is provided to illustrate the past performance of the three Subadvisers of the Fund in managing investment vehicles with characteristics that are substantially similar to the Fund. The performance is measured against the Russell 2000(R) Index, Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index. This information represents neither the past performance of the Fund, or any portion of the Fund, nor the future performance of the Fund, or any portion of the Fund.

Royce and Third Avenue
Performance data shown for each of the registered investment company accounts was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. All performance information has been provided by the respective Subadvisers and has not been audited by AEFC or the Fund. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. Share prices and investment returns will fluctuate, reflecting market conditions as well as changes in the fundamentals of portfolio securities. The performance results for the registered investment company accounts presented below are generally subject to fees and expenses (expense ratios of 0.99% for Royce and 1.23% for Third Avenue) that differ from those estimated for the Fund. The performance data presented below is unaudited.

National City
The performance history of the National City Small Cap Value Composite is based on all portfolios managed in the Small Cap Value Management Style in excess of $2 million. The investment objective of the Small Cap Value portfolios is to seek capital appreciation by investing in a diversified portfolio of publicly traded, value oriented small capitalization equity securities. The National City Small Cap Value Composite's performance does not include simulated, modeled, or back-tested performance. Historical performance results include the results of terminated portfolios prior to termination. The National City Small Cap Value Composite includes separately managed portfolios but does not include segments of balanced portfolios. Private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might adversely affect the performance results. The National City Small Cap Value Composite performance is presented net of annual operating expenses of 6.86% for the Fund. The performance of the Composite has been computed using a time-weighted, monthly, geometrically linked rate of return formula to compute quarterly investment returns. The method used to calculate the performance of a composite differs from the standardized method prescribed by the SEC for measuring the performance of a single mutual fund.

The past performance of the two registered investment company accounts, the composite and the Indexes should not be viewed as representative of the Fund's future performance. Each of the Subadvisers manages only a portion of the Fund's assets. Therefore, the future performance of each Subadviser will affect the performance of the Fund only for the portion of the assets that the Subadviser manages. In addition, while portions of the Fund are managed in a substantially similar fashion to that of the Pennsylvania Mutual Fund (Investment Class), the Third Avenue Small-Cap Value Fund, and the National City Small Cap Value Composite, investors should be aware that these are not the same investment vehicles and will not have the same performance. Investments made by the Fund at any given time will not be the same as those of the Royce fund, the Third Avenue fund, or the National City composite. Different performance will result due to factors such as differences in cash flows into and out of the Fund, different fees and expenses, and differences in portfolio size and positions.

Average Annual Total Returns (as of Dec. 31, 2001)
                                                        1 year           5 years         10 years       Since inception
Pennsylvania Mutual Fund (Investment Class)(a)          18.38%            14.08%           12.75%              N/A
Third Avenue Small-Cap Value Fund (4/1/97)*             15.27%              N/A              N/A             11.95%
National City Small Cap Value Composite (1/95)*         11.12%             9.51%             N/A             10.78%
Russell 2000 Index(b)                                    2.49%             7.52%           11.51%              N/A
Russell 2000 Value Index(c)                             14.02%            11.21%           15.11%              N/A
Lipper Small-Cap Value Funds Index(d)                   17.20%            10.75%           12.68%              N/A

* (Inception date of the fund or composite)

(a) Advised by Royce.
(b) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
(c) Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(d) Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The "Investment Manager" section for AXP Variable Portfolio - Partners Small Cap Value Fund has been revised as follows:

INVESTMENT MANAGER
Royce
Royce & Associates, LLC has been investing in small-cap securities with a value approach for more than 25 years. Charles M. Royce has been Royce's President and Chief Investment Officer since 1972. W. Whitney George, Managing Director, Vice President and Senior Portfolio Manager, oversees the portion of the Fund's portfolio managed by Royce, and is assisted by Jay S. Kaplan, Portfolio Manager, who handles the day-to-day management of those assets. Mr. George has been employed by Royce since 1991. Mr. Kaplan has been employed by Royce since 2000, having previously been a Managing Director and Portfolio Manager at Prudential Investments.

Third Avenue
Martin J. Whitman, CFA, is Chairman and Chief Investment Officer of EQSF Advisers, Inc./Third Avenue Management LLC and Third Avenue Trust. Mr. Whitman is also Chairman and Chief Investment Officer of M.J. Whitman Advisers, Inc., an investment adviser to private and institutional clients. Mr. Whitman has served as portfolio manager of the Third Avenue Value Fund since inception. Additionally, Mr. Whitman is a director of Danielson Holding Corporation and Nabors Industries, Inc.

Curtis R. Jensen manages the Third Avenue Small-Cap Value Fund. Mr. Jensen is also a senior research analyst for Third Avenue Value Fund and a portfolio manager for M.J. Whitman Advisers, Inc. Additionally, Mr. Jensen serves as a director of American Capital Access Holdings, Inc., a single "A" rated financial guaranty insurance company. Previously, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright and Company, a private investment banking firm. Mr. Jensen received his MBA from the Yale School of Management, where he studied under Mr. Whitman. He received his BA in Economics from Williams College.

National City
Daniel G. Bandi, CFA and Director for Value Equity Investment, is a member of the equity team with overall leadership responsibility for the value equity management styles. Mr. Bandi has 11 years of investment experience including positions in equity research and portfolio management. Prior to joining the National City Investment Management Company, he was Equity Research Manager for Eaton Corporation. Mr. Bandi joined the firm in 1998. He received a BA from the University of Pittsburgh and an MBA from Texas A&M University -- Commerce.

Michael E. Santelli, CFA, CPA, and Senior Portfolio Manager, is a member of the equity team with responsibility for the value equity management style. Mr. Santelli has 12 years of investment experience including positions in research and portfolio management. Prior to joining the National City Investment Management Company, he was with Donaldson, Lufkin, and Jenrette's mortgage research department. Mr. Santelli has been with the firm for seven years. He received a BS degree from George Washington University and an MBA from the University of Chicago.

Adam I. Friedman, Senior Portfolio Manager, is a member of the equity team with responsibility for the value equity management style. Mr. Friedman has 11 years of investment experience including positions in equity research and portfolio management. Prior to joining the National City Investment Management Company, he was a portfolio manager with Clarion Partners. He joined the firm in 1998. Mr. Friedman received a BS from the University of Maryland and an MBA from Case Western Reserve University.

Daniel J. DeMonica, CFA and Portfolio Manager, is a member of the equity team with responsibility for the value equity management style. Mr. DeMonica has seven years of investment experience in equity analysis and portfolio management support. Prior to joining the National City Investment Management Company, he was a portfolio management assistant with National City Corporation. He has been with the firm for five years. Mr. DeMonica received a BA from Indiana University and an MBA from Case Western Reserve University.

AEFC selects, contracts with and compensates subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically to the Board of Directors. Three subadvisers, Royce, Third Avenue, and National City each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization value fund whose investment goals and strategies are substantially similar to those of the Fund. On August 1, 2002, approximately two-thirds of the Fund's assets were managed by Royce and approximately one-third by Third Avenue. Effective August 1, 2002, new investments in the Fund are allocated 50% to National City, 25% to Royce and 25% to Third Avenue. Over time, AEFC intends to have each of the subadvisers manage approximately one-third of the Fund's assets. However, subject to Board review, AEFC may, at its discretion, allocate new investments differently if it believes reallocation would be in the best interest of the Fund's shareholders.

Royce is located at 1414 Avenue of the Americas, New York, New York. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under an Investment Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland.

Third Avenue is located at 767 Third Avenue Fifth Floor, New York, New York. Third Avenue, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

The owners of Third Avenue have recently signed an agreement with Affiliated Managers Group, Inc. ("AMG") for AMG to purchase a majority interest in the Third Avenue firm. Third Avenue expects to complete the transaction in the late summer, which will result in a technical change of control of this adviser. However, the management and all investment professionals at Third Avenue will remain the same and there will be no change in the investment philosophy or practice for this investment adviser. Management has signed long-term employment agreements.

National City is located at 1900 East Ninth Street, Cleveland, Ohio. National City, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under an Investment Subadvisory Agreement with AEFC. National City is an indirect subsidiary of National City Corporation.

Under the terms of an SEC exemptive order, and subject to the approval of the Board of Directors, AEFC may appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


S-6466-26 A (8/02)

Valid until next prospectus update.
*Destroy October 30, 2002